Commitments, Lawsuit Settlement Agreement and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments, Lawsuit Settlement Agreement and Contingencies
Commitments, Lawsuit Settlement Agreement and Contingencies
27.	Commitments, Lawsuit Settlement Agreement and Contingencies

Commitments

As of December 31, 2022, the Group had commitments for transmission rights to be acquired, mainly related to special events, in the aggregate amount of U.S.$521.8 million (Ps.10,162,968) with various payment commitments to be made between 2023 and 2031.

At December 31, 2022, the Group had commitments in an aggregate amount of Ps.1,747,473, of which Ps.12,292, were commitments related to gaming operations, Ps.40,304, were commitments to acquire television technical equipment, Ps.167,040, were commitments for the acquisition of software and related services, and Ps.1,527,837, were construction commitments for building improvements and technical facilities.

As of December 31, 2022, in connection with a long-term credit facility, the Group had commitments to provide financing to GTAC in the principal amounts of U.S.$4.0 million (Ps.77,904) and Ps.147,194 in 2023 (see Note 10).

At December 31, 2022, the Group had the following aggregate minimum annual commitments (undiscounted) for the use of satellite transponders:

	Thousands of
	U.S. Dollars
2023	U.S.$	6,629
2024		6,540
2025		3,491
2026 and thereafter		948
	U.S.$	17,608

Preponderant Economic Agent

On March 6, 2014, the IFT issued a decision whereby it determined that the Company, together with certain subsidiaries with concessions that provide broadcast television, are preponderant economic agents in the broadcasting sector in Mexico (together, the “Preponderant Economic Agent”). The preponderance decision imposes on the Preponderant Economic Agent various measures, terms, conditions and restrictive obligations, some of which may adversely affect the activities of the Group’s broadcasting businesses, as well as their results of operations and financial condition. Among these measures, terms, conditions and restrictive obligations are included the following:

Infrastructure sharing - The Preponderant Economic Agent must make its passive broadcasting infrastructure (as defined in the preponderance decision) available to third-party concessionaries of broadcast television (as defined in the preponderance decision) for commercial purposes in a non-discriminatory and non-exclusive manner, with the exception of broadcasters that, at the time the measures enter into force, have 12 MHz or more of radio-electric spectrum in the geographic area concerned.

Advertising sales – The Preponderant Economic Agent must deliver to IFT and publish the terms and conditions of certain broadcast advertising services and fee structures, including, without limitation, commercials, packages, bonuses and discount plans and any other commercial practice, and publish them on its webpage.

Prohibition on acquiring certain exclusive content - The Preponderant Economic Agent may not acquire transmission rights, on an exclusive basis, for any location within Mexico with respect to certain relevant content, determined by IFT in the Ruling whereby IFT identifies the relevant audiovisual contents in terms and for the purposes of the fourth measure and the second transitory article of the fourth attachment whereby the Preponderant Economic Agent in the telecommunication sector was resolved and the eighteenth and thirteenth transitory articles of the first attachment of the resolution whereby the Preponderant Economic Agent in the broadcasting sector as resolved (the “Relevant Content Ruling”), which may be updated every two years by IFT.

Over-the-air channels - When the Preponderant Economic Agent offers any of its over-the-air channels, or channels that have at least 50% of the programming broadcasted between 6:00 and 24:00 hours on such channels in the same day, to its affiliates, subsidiaries, related partiers and third parties, for distribution through a different technological platform than over-the-air-broadcast television, the Preponderant Economic Agent must offer these channels to any other person that asks for distribution over the same platform as the Preponderant Economic Agent has offered, on the same terms and conditions.

Prohibition on participating in “buyers’ clubs” or syndicates to acquire audiovisual content, without IFT’s prior approval - The Preponderant Economic Agent may not enter into or remain in any “buyers’ club” or syndicates of audiovisual content unless it has received the prior approval of IFT.

There are currently no resolutions from the IFT, judgments or orders that would require the Group to divest any of the assets as a result of being declared a Preponderant Economic Agent in the broadcasting sector.

On February 27, 2017, as part of a biennial review of the broadcasting sector preponderance rules, the IFT issued a ruling that amended some of the existing preponderance rules in broadcasting and included some additional obligations on the Company and some of its subsidiaries (the “New Preponderance Measures”), as follows:

Infrastructure sharing - In addition to the previously imposed obligations regarding the sharing of passive infrastructure, the New Preponderance Measures have included the service of signal emissions only in the event that no passive infrastructure exists on the requested site. In addition, the New Preponderance Measures strengthen the supervision of the infrastructure services provided by the Group, including certain rules relating to the publicity of its tariffs. In addition, more specifications for the Electronic Management System as part of the new measures are included. Likewise, the IFT determined specific tariffs for our infrastructure offer.

Prohibition to acquire certain exclusive content for broadcasting - This measure has been modified by enabling the Group to acquire relevant content under certain circumstances, as long as it obtains the right to sublicense such transmission rights to the other broadcasters in Mexico on non-discriminatory terms. In December 2018, the Relevant Content Ruling was updated.

Advertising sales - IFT modified this measure mainly by including specific requirements to the Group in its provision of over-the-air advertising services, particularly, to telecommunications companies. Such requirements include, among others: a) publishing and delivering to IFT specific information regarding tariffs, discount plans, contracting and sales terms and conditions, contract forms and other relevant practices; and b) terms and conditions that prohibit discrimination or refusal to deal, conditioned sales and other conditions that inhibit competition. The Group began the process of providing very detailed information to IFT on a recurrent basis of over the air advertising services related to telecommunications companies.

Accounting separation – The Group, as Preponderant Economic Agent, is required to implement an accounting separation methodology under the criteria defined by IFT, published in the Official Gazette of the Federation on December 29, 2017, as amended.

On March 28, 2014, the Company, together with its subsidiaries determined to be the Preponderant Economic Agent in the broadcasting sector, filed an amparo proceeding challenging the constitutionality of the Preponderance Decision. The Supreme Court resolved the amparo proceeding, resolving the constitutionality of the Preponderance Resolution and therefore, it is still valid.

Additionally, on March 31, 2017, the Company, together with its subsidiaries, filed an amparo proceeding challenging the constitutionality of the New Preponderance Measures. On November 21, 2019 the Second Court of the Supreme Court granted the amparo and revoked the New Preponderance Measures. Consequently, the valid and applicable measures in force are the resolved in accordance with the Preponderance Resolution.

The earliest bi-annual review of the preponderance measures for broadcasting sector that began in 2019 was concluded as a result of the amparo resolution.

The Company will continue to assess the extent and impact of the various measures, terms, conditions and restrictive obligations in connection with its designation by IFT as Preponderant Economic Agent, including the New Preponderance Measures, and will analyze carefully any actions and/or remedies (legal, business and otherwise) that the Company should take and/or implement regarding these matters.

Substantial Power Economic Agent

On November 26, 2020, the IFT notified the Company of the final resolution confirming the existence of substantial power in the 35 relevant markets of restricted television and audio services. Consequently, on December 17, 2020, the Company filed three amparos challenging the constitutionality of the resolution, which are now under review by the competent court. However, we are unable to predict the outcome of these procedures. Some of the consequences derived from the determination of substantial market power, are applicable as a matter of law and others may be imposed by IFT in a new procedure in accordance with the LFTR; these may consist of: (i) the obligation to obtain IFT’s approval and to register the rates for our services; (ii) to inform the IFT in case of the adoption of new technology or modifications to the network; (iii) the agent with substantial power may not be entitled to the benefits of some rules of the “must carry” and “must offer” provisions; and (iv) the implementation of accounting separation.

In October 2022, The Company, Televisa, S. de R.L. de C.V. and certain subsidiaries of the Company of the Cable and Sky segments (the “Complainants”) obtained favorable amparo resolutions from a Federal specialized judge, ruling the determination by the IFT of substantial power in the market of restricted television and audio services in 35 municipalities of Mexico as a result of the acquisition of the residential optical fiber-to-the home and related assets from Axtel, S.A.B. de C.V. on 2018, to be unconstitutional. In the event the authority challenges this resolution, the Complainants would continue defending the judgment and will seek to extend the effects of its protection.

Lawsuit Settlement Agreement

On March 5, 2018, a purported stockholder class action lawsuit was filed in the United States District Court for the Southern District of New York (the “District Court”), alleging securities law violations in connection with allegedly misleading statements and/or omissions in the Company’s public disclosures. The lawsuit alleges that the Company and two of its executives failed to disclose alleged involvement in bribery activities relating to certain executives of Fédération Internationale de Football Association (“FIFA”), and wrongfully failed to disclose weaknesses in the Company’s internal control over its financial reporting as of December 31, 2016.

On May 17, 2018, the District Court appointed a lead plaintiff for the putative stockholder class. On August 6, 2018, the lead plaintiff filed an amended complaint. The Company thereupon filed a motion to dismiss the amended complaint. On March 25, 2019, the District Court issued a decision denying the Company’s motion to dismiss, holding that plaintiff’s allegations, if true, were sufficient to support a claim. The parties began to exchange discovery materials, and the discovery process continued into 2022. On June 8, 2020, the District Court issued a decision denying class certification based on the inadequacy of the proposed class representative. On June 29, 2020, the District Court issued a decision granting class certification to a new class representative. The Company sought permission for leave to appeal the District Court’s order.

On October 6, 2020, the United States Court of Appeals for the Second Circuit (the “Court of Appeals”) denied the Company’s request for leave to appeal the District Court’s class certification order.

On May 19, 2021, the District Court issued an order disqualifying class counsel and stayed the case for thirty days so the class representative could identify replacement counsel. On June 17, 2021, the District Court granted a request from the class representative and disqualified counsel to extend the stay for an additional sixty days. On June 18, 2021, a petition for a writ of mandamus was filed in the Court of Appeals, seeking reinstatement of disqualified counsel. On June 23, 2021, the Court of Appeals granted a request from the petitioners to stay proceedings in the District Court pending the Court of Appeals’ decision on the petition. On August 24, 2021, the Court of Appeals denied the petition. On September 14, 2021, the case was returned to the District Court. On October 8, 2021, the District Court appointed new class counsel. On October 22, 2021, the Company filed a motion to define the class period. On March 31, 2022, the discovery period concluded, with exceptions.

On July 20, 2022, the District Court issued a decision on the Company’s class definition motion, defining the class period as April 11, 2013 through November 17, 2017, inclusive. On August 3, 2022, the Company filed a petition with the Court of Appeals seeking permission for leave to appeal the District Court’s order. On November 15, 2022, the Court of Appeals denied the Company’s petition. On August 5, 2022, the Company filed a motion for summary judgment.

On November 23, 2022, the Company announced that it had reached an agreement in principle to settle the securities class action. As set forth in that disclosure, the Company will be paying approximately U.S.$21.5 million of the total settlement amount of U.S.$95 million, with the remainder to be funded under the Company’s insurance policies. As explained in the disclosure, while the Company continues to believe that the allegations in the case were without merit, it also believes that eliminating the distraction, expense, and risk of continued litigation is in the best interests of the Company and its shareholders. On December 28, 2022, the parties executed a memorandum of understanding memorializing the agreement in principle. On February 28, 2023, the parties executed a settlement agreement to fully resolve and settle the class’s claims, which the lead plaintiff filed with the District Court the same day, along with a motion for preliminary approval of the settlement. On March 17, 2023, the District Court held a conference to discuss the motion for preliminary approval of the settlement. The District Court directed the parties to revise the settlement agreement to clarify certain issues relating to a potential award of attorneys’ fees. The Company is working with lead plaintiff to submit to the District Court a revised settlement agreement that comports with the District Court’s direction. The settlement is subject to approval by the District Court, notice to the class, and the satisfaction of customary conditions to effectiveness.

In the fourth quarter of  2022, the Company recognized a provision for the settlement of this class action lawsuit in the amount of  U.S.$95.0 million (Ps.1,850,220), and a receivable for a related reimbursement  in the amount of U.S.$73.5 million (Ps.1,431,486) to be funded by the Company’s insurance contracts, which were classified in current liabilities and assets, respectively, in the Group’s consolidated statement of financial position as of December 31, 2022. The net amount of U.S.$21.5 million (Ps.425,762) was recognized in other expense in the Group’s consolidated statement of income for the year ended December 31, 2022 (see Note 22).

Contingencies

On April 27, 2017, the tax authorities initiated a tax audit to the Company, with the purpose of verifying compliance with tax provisions for the fiscal period from January 1 to December 31, 2011, regarding federal taxes as direct subject of Income Tax (Impuesto sobre la Renta or ISR), Flat tax (Impuesto Empresarial a Tasa Única) and Value Added Tax (Impuesto al Valor Agregado). On April 25, 2018, the authorities informed the observations determined as a result of such audit, that could entail a default on the payment of the abovementioned taxes. On May 25, 2018, by a document submitted before the authority, the Company asserted arguments and offered evidence to undermine the authority’s observations. On June 27, 2019, the Company was notified of the outcome of the audit, in which a tax liability was determined for an amount of Ps.682 million for ISR, penalties, surcharges and inflation adjustments. On August 22, 2019, the Company filed an administrative proceeding (recurso de revocación) against such tax liability, before the Legal area of the Tax Authorities, which is in the process of being resolved. As of the date of this report, there are no elements to determine if the outcome would be adverse to the Company’s interests.

On June 1, 2016, the tax authority initiated a tax audit to a Company’s indirect subsidiary that carries out operations in the Gaming business, which is presented in the Other Businesses segment, with the purpose of verifying compliance with tax provisions for the period from January 1 to December 31, 2014, regarding federal taxes as direct subject, as well as withholder. On April 24, 2017, the authorities informed the facts and omissions detected during the development of the verification process, that could entail a default on the payment of the abovementioned taxes. On May 30, 2017, by a document submitted before the authorities, the Company’s subsidiary asserted arguments and offered evidence to undermine the facts and omissions included in the authority’s last partial record. On June 21, 2019, such entity was notified of the outcome of the audit, in which a tax liability was determined for an amount of Ps.1,334 million, essentially related to IEPS (Impuesto Especial sobre Producción y Servicios or Excise Tax); on August 16, 2019, an administrative proceeding (recurso de revocación) was filed before the Legal area of the Tax Authorities. On January 7, 2021, the resolution to the administrative proceeding was notified, in which the appealed resolution was confirmed. On February 19, 2021 a claim (juicio de nulidad) against the resolution issued in the referred administrative proceeding was filed in the Second Regional Court of Puebla of the Federal Court of Administrative Justice (Tribunal Federal de Justicia Administrativa), which is still pending of resolution.  As of the date of this report, there are no elements to determine if the outcome would be adverse to the Company’s interests.

On August 12, 2019, the tax authority initiated a Foreign Trade Audit of one of the Company’s indirect subsidiaries (Cablebox. S.A. de C.V.), with the purpose of verifying the correct payment of the contributions and levies on the import of the merchandise, as well as compliance with non-customs regulations and restrictions applicable to 26 foreign trade operations carried out during fiscal year 2016. On April 30, 2020, the tax authority released the observations determined as a result of the aforementioned review, which could lead to non-compliance with the payment of the referred contributions. On April 30, 2020, the tax authority informed the facts and omissions detected during the development of the verification process, that could entail a default on several provisions of the Customs Act (Ley Aduanera). On June 2 and 29, 2020, by several documents submitted before the authorities, the Company’s subsidiary asserted arguments and offered evidence to undermine the facts and omissions included in the tax authority’s last partial record. On July 16, 2020 such entity was notified of the outcome of the audit, in which a tax liability was determined for an amount of Ps.290 million for a fine consisting of 70% of the commercial value of the merchandise subject to review, due to the alleged failure to comply with the Norma Oficial Mexicana, or Official Mexican Standards (NOM-019-SCFI-1998), as well as on the amount of the commercial value of the merchandise due to the material impossibility of the merchandise becoming property of the Federal Treasury. On August 27, 2020, an administrative proceeding (recurso de revocación) was filed before the Legal department of the Tax Authority, which is in the process of being resolved. As of the date of this report, it is not possible to determine if the outcome would be adverse or favorable to the Company’s interests.

On July 29, 2019, the tax authority initiated a Foreign Trade Audit of one of the Company’s indirect subsidiaries (CM Equipos y Soporte, S.A. de C.V.), with the purpose of verifying the correct payment of the contributions and levies on the import of the merchandise, as well as compliance with non-customs regulations and restrictions applicable to 32 foreign trade operations carried out during fiscal year 2016. On July 10, 2020, the tax authority released the observations determined as a result of the aforementioned review, which could lead to a determination of non-compliance with the payment of the referred contributions. On August 21, 2020, through several documents submitted to the authorities, the Company’s subsidiary asserted arguments and offered evidence to undermine the facts and omissions included in the tax authority’s most recent partial record. On May 28, 2021, the subsidiary was notified of the outcome of the audit, in which a tax liability was determined for an amount of Ps.256.3 million for a fine consisting of 70% of the commercial value of the merchandise subject to review, due to the alleged failure to comply with the Normas Oficiales Mexicanas, or Official Mexican Standards (NOM-019-SCFI-1998, NOM-EM-015-SCFI-2015 and NOM-024-SCFI-2013), as well as on the amount of the commercial value of the merchandise due to the material impossibility of the merchandise becoming property of the Federal Treasury. On July 12, 2021, an administrative proceeding (recurso de revocación) was filed before the Legal department of the Tax Authority, which is in the process of being resolved. As of the date these financial statements, it is not possible to determine if the outcome would be adverse or favorable to the Company.

On June 19, 2020, the tax authority initiated a tax audit of an indirect subsidiary of the Company that carries out operations in the soccer business. The purpose of the tax audit was to verify compliance with tax provisions for the period from January 1 to December 31, 2014, regarding federal taxes as direct subject, as well as its withholding of income tax and value added tax. On August 9, 2022, the authorities informed the subsidiary of the facts and omissions detected during the development of the verification process, that could entail a default on the payment of the abovementioned taxes. On December 8, 2022, such entity was notified of the outcome of the audit, in which a tax liability was determined for an amount of Ps.575 million, for income tax of the abovementioned fiscal year. On January 31, 2023, an administrative proceeding (recurso de revocación) was filed before the Legal department of the Tax Authority against such tax liability, which is in process of being resolved. As of the date these financial statements, the Company has not determined whether the outcome would be adverse to the Company’s interests.

The matters discussed as contingencies in the previous paragraphs did not require the recognition of a provision as of December 31, 2022.

There are several legal actions and claims pending against the Group, which are filed in the ordinary course of business. In the opinion of the Company’s management, none of these actions and claims is expected now to have a material adverse effect on the Group’s financial statements as a whole; however, the Company’s management is unable to predict the outcome of any of these legal actions and claims.